UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007

WIRELESS FACILITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 228-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2007, Wireless Facilities, Inc. (the “Company”) entered into a Note Sale Agreement (the “Note Sale Agreement”) with SPCP Group, LLC (“SPCP”) pursuant to which the Company sold all of its rights, title and interest in, to and under a subordinated promissory note (the “Note”) with a principal amount of $21,583,651 (the “Principal Amount”) and a Registration Rights Agreement attached as Exhibit A to the Note (the “Registration Rights Agreement”).  The Note was issued to the Company by LCC International, Inc. (“LCC”) as partial consideration for the Company’s transfer of certain assets to LCC pursuant a certain Asset Purchase Agreement, dated as of May 29, 2007, by and between LCC and the Company.  Pursuant to the terms of the Note Sale Agreement, the purchase price of the Note paid by SPCP to the Company was $20,612,387.  In addition, if, pursuant to the terms of the Note, the principal amount of the Note is increased to exceed the Principal Amount, SPCP will pay the Company an amount equal to 95.5% of such excess.

In connection with the execution of the Note Sale Agreement, the Company entered into an Assignment Agreement (the “Assignment Agreement”) with SPCP, LCC and Bank of America, N.A., dated as of July 3, 2007, pursuant to which the parties thereto, among other things, consented to the assignment and transfer of the rights, title and interest in and to the Note and the Registration Rights Agreement. The Assignment Agreement also sets forth terms on which the parties agree the adjustments that would otherwise be expected to be made to the principal amount of the Note may be made by payments between the Company and LCC.

The foregoing descriptions of the Note Sale Agreement and the Assignment Agreement do not purport to be complete and are qualified in their entirety by the Note Sale Agreement and the Assignment Agreement attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

10.1	Note Sale Agreement, dated July 3, 2007, by and between SPCP Group, LLC and Wireless Facilities, Inc.
10.2	Assignment Agreement, dated July 3, 2007, by and among Wireless Facilities, Inc., SPCP Group LLC, LCC International, Inc. and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.

Date: July 9, 2007	/s/ James R. Edwards
James R. Edwards
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Note Sale Agreement, dated July 3, 2007, by and between SPCP Group, LLC and Wireless Facilities, Inc.
10.2	Assignment Agreement, dated July 3, 2007, by and among Wireless Facilities, Inc., SPCP Group LLC, LCC International, Inc. and Bank of America, N.A.